UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21580

CORTINA FUNDS, INC.
(Exact name of registrant as specified in charter)

825 N. Jefferson St., Suite 400, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

(414) 225-7365
Registrant’s telephone number, including area code

Lori Hoch
825 N. Jefferson St., Suite 400
Milwaukee, WI 53202
(Name and address of agent for service)

Date of fiscal year end:  June 30

Date of reporting period: July 1, 2015 - December 31, 2015

Item 1.  Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

TABLE OF CONTENTS

Cortina Small Cap Growth Fund
Shareholder Letter	1
Portfolio Information	3
Cortina Small Cap Value Fund
Shareholder Letter	4
Portfolio Information	5
Disclosure of Fund Expenses	6
Schedule of Investments
Cortina Small Cap Growth Fund	7
Cortina Small Cap Value Fund	10
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights
Cortina Small Cap Growth Fund	15
Cortina Small Cap Value Fund - Institutional	16
Cortina Small Cap Value Fund - Investor	17
Notes to Financial Statements	18
Additional Information	22

Shareholder Letter

Cortina Small Cap Growth Fund	December 31, 2015 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

The equity market started to buckle in the second half of 2015 following its midyear peak.  Our benchmark, the Russell 2000 Growth Index declined over 9%, which bested the Cortina Small Cap Growth Fund by a small amount.  Under the covers the market had disconcerting nuances which kept us concerned.  Chief among them was how equity returns grew increasingly narrow.  The evidence of a very narrow market is clear when the data is analyzed at year’s end.  In the broader Russell 3000® Index, 2/3 of all stocks closed the year off in excess of 15% from their 52-week highs.  Yet the Index at large closed the year off just 6.8% from its June high.  It was the elevated levels of just a handful of stocks that drove performance, which on its surface looked much healthier than what the average security has faced. Narrow markets are unsustainable as eventually whatever is holding them up fails, crumbles, or fades. The market in aggregate is the sum of its parts, and it needs many parts to thrive.  It is equivalent to a golfer who leads a tournament early while missing fairway after fairway because he is putting like a wizard.  This performance may get him in the clubhouse with a solid score after a round or maybe even two, but eventually the other parts of his game must contribute if he expects to win over the long run.  Narrow markets are often difficult for stock pickers such as us since the market tends to narrow around crowded, high-momentum stocks.  These types of stocks typically come with the unrealistic expectations and excessive valuations our process avoids.

While all sectors, save Consumer Staples and Telecom Services, were in negative territory for the second half of the year, no sector was pummeled as hard as the Energy sector.  The price of oil has been in decline since its June 2014 peak, but the free fall resumed in the second half of 2015 after the second quarter commodity price boost.  It is our belief, and we have data to support it, that unlike the collapse in other commodities and materials, the plunge in the price of oil has little to do with changes in demand and much to do with an increase in supply.  Of course, the supply curve shifted to the right when drilling technologies enabled the United States to drastically increase its levels of production.  Coupled with increased supply coming from Saudi Arabia, Iran, and Libya, the price continues to fall.  The market has gotten so oversupplied (and global supply has gotten so geographically diverse) that the classic trump card of geopolitical instability has done nothing to support oil prices.

The decline in oil is raising investors’ concerns over the strength of the economy.  The gravest fear is that the decline in oil prices is a symptom of a global recession which the market cannot yet see.  Of course, a slowing Chinese economy would be the head of this snake.  Our analysis is a little more targeted and tangible.  We see the oil price decline as more of the cause of a slowdown in certain segments of the economy, rather than the effect of a macro crisis.  The impact to the industrial economy (and all things supporting it) resulting from the massive decline in oil-related revenues and domestic drilling activity is relevant.  Slashes to drilling / production and lower oil receipts impact hot-rolled steel mills in Indiana, restaurants in North Dakota, truckers in Oklahoma, and real estate agents in Houston.  This is a wide net and to appreciate its significance, one must only recall the rhetoric from the many politicians and economists alike who claimed that credit for the economy’s recovery lied first and foremost from the domestic shale energy renaissance.  Companies of all varieties in this food chain (due either to the nature of their business or their geographic concentration) should expect to see increasing headwinds.

Our exposure in the Energy sector has proven to be early.  Acknowledging that oil price woes are driven by oversupply, we anticipate an ultimate return to rational behavior by producers which will diminish supply and allow prices to rise.  In addition, the Consumer Discretionary sector has been a challenge for the fund in the second half of the year as well.  Unable to benefit from lower gasoline prices, the sector performed just as weakly as both the Materials and Industrials sectors.  The fund’s performance highlights were the Information Technology and Health Care sectors.  Several of our long-term investment themes in technology have started to really become recognized by the market following strong financial performance, and our relative fortunes in Health Care have improved as the euphoria surrounding Biotech stocks (an area we traditionally avoid) has been fading.

OUTLOOK AND POSITIONING
Despite the fall in global oil prices, most of the domestic economy is on solid ground.  Signs of increased wage pressures are fast approaching, however, as the labor market tightens.  What this means for us, and why it is congruent with the types of portfolios we tend to build is that revenue growth is going to be key to delivering outsized earnings growth.  A run-of-the-mill company will most likely not have pricing power, but they will face wage pressure.  This should place a premium on companies that can drive substantial top line growsth because they should have a better chance to deliver margin/earnings expansion.  And, in our view, earnings growth will be crucial because it seems like valuations are being compressed across the board.  In the public markets, valuations are down a little from where they were a year ago and remain on the upper threshold of their long-term averages.  In the private market, valuations appear to be compressing much faster as the stories pile up for “down funding rounds” being experienced by private companies.

We enter the year with the Information Technology sector as our single biggest exposure. Revenue growth rates remain very high and market weakness is providing opportunities for us to invest in some high growth companies, which in the recent past have exceeded our valuation limits.  The Industrials sector is getting painted with a wide brush as many companies do supply, either directly or tangentially, the oil and gas complex.  While it still seems early to get too enthused about energy infrastructure, we have added several new Industrial positions, mostly around building and infrastructure cycles. Some industries appear completely washed out, such as Transports, and we admit to being early to them. We are increasingly interested, however, in taking advantage of the fact that everything in the industry is down very significantly.  If the consumer remains healthy and increases their spending, the fortunes of these companies should improve.  We also remain constructive on the Airlines.

Semi-Annual Report | December 31, 2015	1

Shareholder Letter

Cortina Small Cap Growth Fund	December 31, 2015 (Unaudited)

Holdings in the Cortina Fund may change as we divest companies that reveal increased challenges to succeed in what may become a more difficult environment. Across-the-board weakness has historically presented the best opportunities for investors who are willing to differentiate companies, resisting the temptation to paint them all with the same myopic brush out of fear, uncertainty, and doubt.

Thank you for your continued investment and interest in the Cortina Small Cap Growth Fund.

Investing involves risks, including loss of principal.

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

2	1-855-612-3936 | www.cortinafunds.com

Portfolio Information

Cortina Small Cap Growth Fund	December 31, 2015 (Unaudited)

Growth of $25,000 Investment (Unaudited)
For the period from September 30, 2011 (Inception) to December 31, 2015.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Growth Fund (the “Fund”) will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Growth Index. It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended December 31, 2015
	6 Months	1 Year	3 Years	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Growth Fund	-9.93%	-6.59%	8.04%	10.34%	1.58%
Russell 2000® Growth Index	-9.31%	-1.38%	14.28%	17.24%

*	The Fund’s inception date is September 30, 2011.
**	Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2016, subject thereafter to annual re-approval of the agreement by the Fund's Board of Directors.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Sector Allocations***

***	Percentages are based on Net Assets as of December 31, 2015. Holdings are subject to change.

Semi-Annual Report | December 31, 2015	3

Shareholder Letter

Cortina Small Cap Value Fund	December 31, 2015 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

After delivering decent outperformance in the first half of 2015, the Cortina Small Cap Value Fund posted a lackluster second half, particularly in the September quarter.  This resulted in a full-year decline inline with the benchmark Russell 2000 Value Index.  Underperformance against the benchmark in the second half was primarily driven by sector allocation, though stock selection was a slight negative as well.  Despite some very large positive returns in several positions, 2015 was quite simply not a great year to be a value investor. However, we believe the large decline in the market during 3Q15 began to build a better opportunity set in 2016.

It is not particularly surprising that given the downtrend in the market, the top contributors to the portfolio in the back half were consumer and health care companies. Notable is a business services company that has been owned since January of 2012; although it had performed well over the first years of ownership, this year it really delivered with a 50%+ gain.  What might be a bit surprising is that in a market in which transports as a whole was a terrible sector, an airline was one of the top contributors.

Top detractors were anything remotely related to energy.  Despite a consistent underweight to the sector, its damage was wide ranging.  The largest in the second half of 2015 was a sports equipment company.  While nominal sales and profits were solid, we underestimated the financial impact the oil-related weakening of the Canadian dollar would have on the reported earnings of the enterprise.  In addition, a steel company with a once profitable business serving the energy sector now has a break-even operation at best, which forced a corresponding decline in its equity valuation beyond any downside scenarios we had modeled.

2015 was a year of extremes that netted out to remarkably average results.  Winners we owned were up by large percentages, while losers were down by large percentages.  Patience was most assuredly not a virtue with companies that had the slightest disappointments, and sometimes the logic of the moves both up and down were not clear to us as observers and participants in the market.  Although the beginning of 2016 feels terrible due to the very rapid decline during the first weeks of trading, we believe this is the beginning of a phase where value equities can begin to close the performance gap with growth equities.  This would be a very important shift that would create a powerful tailwind for the investing style of the Cortina Small Cap Value Fund.

OUTLOOK & PORTFOLIO POSITIONING
Sitting at the opening of 2016, the largest challenge is that even companies undergoing positive internal change are subject to the diminished vigor of a slower economy and a skittish market.  In such markets, we notice that company fundamentals have mattered a lot less than equity technicals.  Lower prices beget lower prices - and this will likely continue for a while making for some uncomfortable days.

Our expectation for the coming months is for a difficult market.  There will probably be some very large earnings misses and resets of expectations.  August was the first blush of these events in a while and provided a great opportunity for nimble investors.  Yet we think the risk is greater in the equities that have had significant moves upward, where valuations are stretched, and the earnings prospects may have peaked, versus companies in which we have focused.  For the most part, the companies we are most excited about today have undergone some fairly significant setbacks, expectations are low, and valuations are well below those of the averages, those of the recent past, and those of certain peers.

We prefer companies where managements and strategies have been changed, costs cut, and sales efforts refocused.  We have most of those opportunities in Industrials, Technology and Health Care companies today, all sectors in which the portfolio is overweight.  Energy remains a significant underweight and a tiny portion of the portfolio, but there will be a time when we will move aggressively to increase that weighting - although that time keeps getting pushed farther away.  Consumer remains an overweight, but that weighting has diminished as other opportunities beckon with greater potential.  Financials, while underweight relative to the benchmark, remain the largest portion of the portfolio and a sector we expect to present increasing opportunities given the paradigm shift in the rate environment.  We expect 2016 to be an interesting year.  With the very significant turnover in the portfolio, we believe it is well-positioned for a swing towards value equities, and whether that swing comes in a week or a year, so long as history repeats, it will come.

Investing involves risks, including loss of principal.

4	1-855-612-3936 | www.cortinafunds.com

Portfolio Information

Cortina Small Cap Value Fund	December 31, 2015 (Unaudited)

Growth of $25,000 Investment (Unaudited)
For the period from September 30, 2011 (Inception) to December 31, 2015.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Value Fund Institutional share class (the “Fund”) will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Value Index. It is important to note the Fund is a professionally managed mutual fund, while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only. Performance will vary from class to class based on differences in class-specific expenses.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended December 31, 2015
	6 Months	1 Year	3 Years*	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Value Fund - Institutional	-10.21%	-8.37%	9.55%	16.22%	1.64%
Cortina Small Cap Value Fund - Investor	-10.34%	-8.61%	9.28%	15.93%	1.89%
Russell 2000® Value Index	-8.17%	-7.47%	9.06%	14.46%***

*	The Fund’s Institutional shares inception date is September 30, 2011, Investor shares inception date is April 30, 2014. The performance shown for Investor shares for periods pre-dating the commencement of operations of that class reflects the performance of the Fund’s Institutional shares, the initial share class, calculated using the fees and expenses of Investor shares. If Investor shares of the Fund had been available during periods prior to April 30, 2014, the performance shown may have been different.
**	Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding 12b-1 fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2016, subject thereafter to annual re-approval of the agreement by the Fund's Board of Directors.
***	Represents the period from September 30, 2011 (date of original public offering of the Institutional shares) through December 31, 2015.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Sector Allocations****

****	Percentages are based on Net Assets as of December 31, 2015. Holdings are subject to change.

Semi-Annual Report | December 31, 2015	5

Disclosure of Fund Expenses

December 31, 2015 (Unaudited)

As a shareholder of the Fund(s), you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period(a)	Net Expense Ratios(b)
Cortina Small Cap Growth Fund - Institutional
Actual Fund Return	$1,000.00	$900.70	$5.26	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Cortina Small Cap Value Fund - Institutional
Actual Fund Return	$1,000.00	$897.90	$5.25	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Cortina Small Cap Value Fund - Investor
Actual Fund Return	$1,000.00	$896.60	$6.44	1.35%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.35	$6.85	1.35%

(a)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 366.

(b)	Annualized, based on the Fund's most recent half-year expenses.

6	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments

Cortina Small Cap Growth Fund	December 31, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS (96.4%)
Consumer Discretionary (13.3%)
Build-A-Bear Workshop, Inc.(a)	21,538	$263,625
Dave & Buster's Entertainment, Inc.(a)	12,074	503,969
Fiesta Restaurant Group, Inc.(a)	12,747	428,299
Five Below, Inc.(a)	11,385	365,459
Gentherm, Inc.(a)	2,405	113,997
IMAX Corp.(a)	15,505	551,048
Kirkland's, Inc.	22,983	333,254
Kona Grill, Inc.(a)	16,408	260,231
Malibu Boats, Inc., Class A(a)	23,869	390,736
Motorcar Parts of America, Inc.(a)	14,011	473,712
Nautilus, Inc.(a)	6,720	112,358
Performance Sports Group, Ltd.(a)	27,415	264,006
Restoration Hardware Holdings, Inc.(a)	3,480	276,486
Tumi Holdings, Inc.(a)	21,275	353,803
Universal Electronics, Inc.(a)	9,144	469,544
		5,160,527
Energy (5.5%)
Aegean Marine Petroleum Network, Inc.	30,657	256,292
Aspen Aerogels, Inc.(a)	46,794	284,040
Carrizo Oil & Gas, Inc.(a)	8,085	239,154
Oasis Petroleum, Inc.(a)	31,544	232,479
Parsley Energy, Inc., Class A(a)	15,513	286,215
RigNet, Inc.(a)	10,301	213,128
Ring Energy, Inc.(a)	24,222	170,765
Sanchez Energy Corp.(a)	53,590	230,973
Synergy Resources Corp.(a)	27,448	233,857
		2,146,903
Financials (5.5%)
Allegiance Bancshares, Inc.(a)	4,876	115,317
BofI Holding, Inc.(a)	20,848	438,850
Encore Capital Group, Inc.(a)	5,549	161,365
Health Insurance Innovations, Inc., Class A(a)	40,329	270,204
LendingTree, Inc.(a)	5,759	514,164
Pinnacle Financial Partners, Inc.	8,528	437,998
PRA Group, Inc.(a)	4,876	169,149
		2,107,047
Health Care (25.0%)
ABIOMED, Inc.(a)	3,817	344,599
AMN Healthcare Services, Inc.(a)	13,609	422,559
AtriCure, Inc.(a)	35,352	793,299
AxoGen, Inc.(a)	14,809	74,045
BioTelemetry, Inc.(a)	41,057	479,546
Cepheid(a)	8,093	295,637
Cerus Corp.(a)	70,901	448,094
Cross Country Healthcare, Inc.(a)	25,289	414,487
Genomic Health, Inc.(a)	1,097	38,614
HealthEquity, Inc.(a)	13,330	334,183
HealthStream, Inc.(a)	16,326	359,172
HMS Holdings Corp.(a)	38,660	477,064
K2M Group Holdings, Inc.(a)	30,140	594,964
Myriad Genetics, Inc.(a)	10,547	455,209
NanoString Technologies, Inc.(a)	7,733	113,752
Neogen Corp.(a)	7,363	416,157
NeoGenomics, Inc.(a)	62,956	495,464
Novadaq Tech Inc(a)	28,318	360,771

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	7

Schedule of Investments

Cortina Small Cap Growth Fund	December 31, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Health Care (continued)
NxStage Medical, Inc.(a)	43,421	$951,354
OraSure Technologies, Inc.(a)	52,047	335,183
Oxford Immunotec Global PLC(a)	36,165	415,898
The Spectranetics Corp.(a)	23,541	354,528
Streamline Health Solutions, Inc.(a)	52,318	73,768
TearLab Corp.(a)	74,743	103,893
Vocera Communications, Inc.(a)	43,527	531,029
		9,683,269
Industrials (11.3%)
Albany International Corp., Class A	7,084	258,920
Allegiant Travel Co.	1,748	293,367
Astec Industries, Inc.	7,568	308,018
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	27,325	468,897
Forward Air Corp.	10,638	457,540
Heritage Crystal Clean, Inc.(a)	21,595	228,907
Hub Group, Inc., Class A(a)	7,281	239,909
Insteel Industries, Inc.	18,772	392,710
On Assignment, Inc.(a)	10,629	477,774
Primoris Services Corp.(a)	13,688	301,547
Radiant Logistics, Inc.(a)	43,856	150,426
Spirit Airlines, Inc.(a)	10,350	412,447
Team, Inc.(a)	11,893	380,100
		4,370,562
Information Technology (30.2%)
Actua Corp.(a)	21,916	250,938
BroadSoft, Inc.(a)	16,794	593,836
CEVA, Inc.(a)	10,416	243,318
ChannelAdvisor Corp.(a)	41,352	572,725
Cirrus Logic, Inc.(a)	5,721	168,941
Entegris Inc.(a)	22,285	295,722
Everyday Health, Inc.(a)	45,998	276,908
Five9, Inc.(a)	33,431	290,850
Imperva, Inc.(a)	10,605	671,403
Infinera Corporation(a)	18,427	333,897
Infoblox, Inc.(a)	30,608	562,881
Inphi Corp.(a)	13,757	371,714
Internap Corp.(a)	32,340	206,976
Intralinks Holdings, Inc.(a)	48,815	442,752
M/A-COM Technology Solutions Holdings, Inc.(a)	16,104	658,493
Marchex, Inc., Class B	80,849	314,503
Marketo, Inc.(a)	15,965	458,355
MaxLinear, Inc., Class A(a)	40,408	595,210
Nanometrics, Inc.(a)	20,660	312,792
Orbotech, Ltd.(a)	16,227	359,103
Planet Payment, Inc.(a)	99,334	302,969
Q2 Holdings, Inc.(a)	25,018	659,725
Qlik Technologies, Inc.(a)	12,238	387,455
RADWARE, Ltd.(a)	30,731	471,414
RingCentral, Inc., Class A(a)	27,554	649,723
SPS Commerce, Inc.(a)	5,368	376,887
Super Micro Computer, Inc.(a)	12,402	303,973
TechTarget, Inc.(a)	23,483	188,568
Varonis Systems, Inc.(a)	18,107	340,412
		11,662,443

See Notes to Financial Statements.

8	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments

Cortina Small Cap Growth Fund	December 31, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Telecommunication Services (5.6%)
8x8, Inc.(a)	44,135	$505,346
Boingo Wireless, Inc.(a)	65,229	431,816
Cogent Communications Holdings, Inc.	9,948	345,096
inContact, Inc.(a)	69,046	658,699
Vonage Holdings Corp.(a)	37,109	213,005
		2,153,962

TOTAL COMMON STOCKS (COST $34,290,997)		37,284,713

SHORT TERM INVESTMENT (2.8%)
Fidelity® Institutional Money Market Government Portfolio - Class I, 7 Day Yield 0.117%	1,081,360	1,081,360

TOTAL SHORT TERM INVESTMENT (COST $1,081,360)		1,081,360

TOTAL INVESTMENTS (99.2%) (COST $35,372,357)		38,366,073

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES (0.8%)		309,865

NET ASSETS 100.0%		$38,675,938

(a)	Non Income Producing Security.

Common Abbreviations:
ADR -American Depositary Receipt.
Ltd. - Limited.
PLC - Public Limited Company.
SAB de CV - A variable rate company.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	9

Schedule of Investments

Cortina Small Cap Value Fund	December 31, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS (97.2%)
Consumer Discretionary (17.8%)
Caleres, Inc.	31,660	$849,121
ClubCorp Holdings, Inc.	85,005	1,553,041
Cooper-Standard Holding, Inc.(a)	22,401	1,738,094
Fox Factory Holding Corp.(a)	57,673	953,335
Guess? Inc	57,144	1,078,879
Helen of Troy, Ltd.(a)	19,347	1,823,455
La Quinta Holdings, Inc.(a)	44,991	612,327
Performance Sports Group, Ltd.(a)	102,333	985,467
SeaWorld Entertainment, Inc.	44,156	869,432
Tile Shop Holdings, Inc.(a)	69,185	1,134,634
Travelport Worldwide, Ltd.	98,867	1,275,384
		12,873,169
Consumer Staples (1.7%)
Diamond Foods, Inc.(a)	31,752	1,224,040

Energy (1.4%)
Bristow Group, Inc.	18,290	473,711
Matador Resources Co.(a)	27,286	539,444
		1,013,155
Financials (31.4%)
The Bancorp, Inc.(a)	85,440	544,253
BofI Holding, Inc.(a)	38,098	801,963
Boston Private Financial Holdings, Inc.	62,669	710,666
Capitol Federal Financial, Inc.	65,077	817,367
Enterprise Financial Services Corp.	26,048	738,461
Gramercy Property Trust, Inc., REIT	145,574	1,123,834
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	78,405	1,483,423
iStar Financial, Inc., REIT(a)	88,497	1,038,070
James River Group Holdings Ltd.	44,372	1,488,237
Kennedy-Wilson Holdings, Inc.	55,265	1,330,781
Maiden Holdings, Ltd.	91,459	1,363,654
MB Financial, Inc.	30,640	991,817
Meridian Bancorp, Inc.	102,752	1,448,803
National General Holdings Corp.	110,622	2,418,197
PacWest Bancorp	20,920	901,652
State National Cos, Inc.	105,995	1,039,811
Texas Capital Bancshares, Inc.(a)	21,201	1,047,753
Virtu Financial, Inc., Class A	51,561	1,167,341
Waterstone Financial, Inc.	88,497	1,247,808
Yadkin Financial Corp.(a)	42,468	1,068,919
		22,772,810
Health Care (7.9%)
Allscripts Healthcare Solutions, Inc.(a)	94,240	1,449,411
AngioDynamics, Inc.(a)	79,797	968,735
Healthways, Inc.(a)	86,924	1,118,712
Magellan Health, Inc.(a)	21,582	1,330,746
Prestige Brands Holdings, Inc.(a)	15,920	819,562
		5,687,166
Industrials (17.5%)
Actuant Corp., Class A	51,841	1,242,111
Barnes Group, Inc.	23,513	832,125
Beacon Roofing Supply, Inc.(a)	23,751	978,066
Celadon Group, Inc.	50,357	498,031
Federal Signal Corp.	78,405	1,242,719
Forward Air Corp.	21,928	943,123

See Notes to Financial Statements.

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Schedule of Investments

Cortina Small Cap Value Fund	December 31, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Industrials (continued)
FTI Consulting, Inc.(a)	30,079	$1,042,538
Genesee & Wyoming, Inc., Class A(a)	19,286	1,035,465
Hawaiian Holdings, Inc.(a)	29,809	1,053,152
MasTec, Inc.(a)	49,853	866,445
Matson, Inc.	26,659	1,136,473
Tutor Perini Corp.(a)	62,392	1,044,442
YRC Worldwide, Inc.(a)	52,030	737,786
		12,652,476
Information Technology (14.3%)
Advanced Energy Industries, Inc.(a)	50,938	1,437,980
Barracuda Networks, Inc.(a)	51,657	964,953
Blackhawk Network Holdings, Inc.(a)	28,205	1,246,943
CommVault Systems, Inc.(a)	23,282	916,147
Eastman Kodak Co.(a)	66,835	838,111
ExlService Holdings, Inc.(a)	24,367	1,094,809
FARO Technologies, Inc.(a)	31,194	920,847
Power Integrations, Inc.	19,717	958,838
Rogers Corp.(a)	20,270	1,045,324
Tower Semiconductor, Ltd.(a)	67,508	949,162
		10,373,114
Materials (2.3%)
Carpenter Technology Corp.	23,790	720,123
Ferro Corp.(a)	85,163	947,013
		1,667,136
Utilities (2.9%)
Chesapeake Utilities Corp.	19,901	1,129,382
Ormat Technologies, Inc.	27,248	993,734
		2,123,116

TOTAL COMMON STOCKS (COST $69,198,728)		70,386,182

SHORT TERM INVESTMENT (5.4%)
Fidelity® Institutional Money Market Government Portfolio - Class I, 7 Day Yield 0.117%	3,894,901	3,894,901

TOTAL SHORT TERM INVESTMENT (COST $3,894,901)		3,894,901

TOTAL INVESTMENTS (102.6%) (COST $73,093,629)		74,281,083

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS (-2.6%)		(1,794,718)

NET ASSETS 100.0%		$72,486,365

(a)	Non Income Producing Security.

Common Abbreviations:
Ltd. - Limited.
REIT - Real Estate Investment Trust.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	11

Statements of Assets and Liabilities

December 31, 2015 (Unaudited)

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund
ASSETS:
Investments, at value (Cost - see below)	$38,366,073	$74,281,083
Receivable for investments sold	318,779	182,416
Receivable for fund shares subscribed	19,068	135,985
Dividends receivable	23,860	69,328
Prepaid expenses and other assets	15,390	22,574
Total Assets	38,743,170	74,691,386

LIABILITIES:
Payable for investments purchased	–	1,895,453
Payable for fund shares redeemed	14,988	237,655
Payable for director fees	1,674	1,674
Payable for advisory fees	24,557	38,952
Payable for fund accounting and administration fees	10,021	13,211
Payable for distribution and service fees	–	71
Payable for audit and legal fees	7,154	6,933
Other accrued liabilities and expenses	8,838	11,072
Total Liabilities	67,232	2,205,021
Net Assets	$38,675,938	$72,486,365

NET ASSETS CONSISTS OF:
Paid-in capital	$38,900,298	$74,755,631
Accumulated net investment income/(loss)	(399,575)	46,463
Accumulated undistributed net realized loss on investments	(2,818,501)	(3,503,183)
Net unrealized appreciation on investments	2,993,716	1,187,454
Net Assets	$38,675,938	$72,486,365

Cost of Investments	$35,372,357	$73,093,629

PRICING OF SHARES:
Institutional
Net Assets	$38,675,938	$72,158,053
Shares Outstanding ($0.01 par value, unlimited number of shares authorized)	2,786,860	4,340,300
Net Asset Value, offering and redemption price per share	$13.88	$16.63
Investor
Net Assets	$–	$328,312
Shares Outstanding ($0.01 par value, unlimited number of shares authorized)	–	19,826
Net Asset Value, offering and redemption price per share	$–	$16.56

See Notes to Financial Statements.

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Statements of Operations

For the Six Months Ended December 31, 2015 (Unaudited)

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund
INVESTMENT INCOME:
Dividends	$43,589	$394,617
Total Investment Income	43,589	394,617

EXPENSES:
Advisory fees (Note 3)	209,065	299,693
Transfer agent fees	15,111	22,333
Fund accounting and administration fees and expenses	43,832	59,560
Distribution and service fees
Investor	–	419
Legal fees	7,741	9,408
Printing fees	1,952	4,263
Registration fees	10,925	17,762
Audit and tax fees	7,290	7,711
Custodian fees	3,740	3,456
Insurance	4,019	4,629
Director fees and expenses	6,174	6,174
Other	2,931	3,388
Total Expenses Before Waivers	312,780	438,796
Less fees waived by Adviser (Note 3)	(82,809)	(108,714)
Total Net Expenses	229,971	330,082
Net Investment Income/(Loss)	(186,382)	64,535

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments	511,535	(2,898,951)
Net change in unrealized depreciation on investments	(4,766,941)	(3,517,646)
Net Realized and Unrealized Loss on Investments	(4,255,406)	(6,416,597)
Net Decrease in Net Assets Resulting from Operations	$(4,441,788)	$(6,352,062)

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	13

Statements of Changes in Net Assets

	Cortina Small Cap Growth Fund		Cortina Small Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
OPERATIONS:
Net investment income/(loss)	$(186,382)	$(393,131)	$64,535	$(55,182)
Net realized gain/(loss) on investments	511,535	(2,878,481)	(2,898,951)	487,186
Net change in unrealized appreciation/(depreciation) on investments	(4,766,941)	3,991,897	(3,517,646)	370,290
Net increase/(decrease) in net assets resulting from operations	(4,441,788)	720,285	(6,352,062)	802,294

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional
From net realized gains on investments	–	(1,833,184)	–	(816,791)
Investor
From net realized gains on investments	–	–	–	(5,280)
Total distributions	–	(1,833,184)	–	(822,071)

CAPITAL SHARE TRANSACTIONS:
Institutional
Proceeds from sale of shares	1,162,884	29,015,536	35,005,641	18,510,674
Shares issued in reinvestment of distributions	–	1,817,180	–	786,261
Cost of shares redeemed	(4,330,097)	(15,092,422)	(7,785,548)	(2,859,262)
Redemption fees	–	57	108	19
Total	(3,167,213)	15,740,351	27,220,201	16,437,692
Investor
Proceeds from sale of shares	–	–	34,407	276,871
Shares issued in reinvestment of distributions	–	–	–	5,280
Cost of shares redeemed	–	–	(30,063)	(31,077)
Total	–	–	4,344	251,074
Net increase/(decrease) from capital shares transactions	(3,167,213)	15,740,351	27,224,545	16,688,766

Net increase/(decrease) in net assets	(7,609,001)	14,627,452	20,872,483	16,668,989

NET ASSETS:
Beginning of period	46,284,939	31,657,487	51,613,882	34,944,893
End of period	$38,675,938	$46,284,939	$72,486,365	$51,613,882
Including accumulated net investment income/(loss) of:	$(399,575)	$(213,193)	$46,463	$(18,072)

OTHER INFORMATION:
Share Transactions:
Institutional
Beginning shares	3,003,898	1,936,011	2,768,059	1,865,870
Shares sold	81,622	1,942,260	2,032,184	1,016,113
Shares issued in reinvestment of dividends	–	124,465	–	43,632
Less shares redeemed	(298,660)	(998,838)	(459,943)	(157,556)
Ending shares	2,786,860	3,003,898	4,340,300	2,768,059
Investor
Beginning shares	–	–	19,513	5,510
Shares sold	–	–	2,042	15,384
Shares issued in reinvestment of dividends	–	–	–	293
Less shares redeemed	–	–	(1,729)	(1,674)
Ending shares	–	–	19,826	19,513

See Notes to Financial Statements.

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Financial Highlights

Cortina Small Cap Growth Fund	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$15.41		$16.35		$14.46	$11.87	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)		(0.14)		(0.17)	(0.13)	(0.09)
Net realized and unrealized gain/(loss) on investments	(1.47)		(0.02	)(b)	2.19	2.81	2.22
Total from Investment Operations	(1.53)		(0.16)		2.02	2.68	2.13

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments	–		(0.78)		(0.13)	(0.09)	(0.26)
Total Dividends and Distributions to Shareholders	–		(0.78)		(0.13)	(0.09)	(0.26)

Paid-in Capital from Redemption Fees	–		0.00	(c)	0.00 (c)	–	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.53)		(0.94)		1.89	2.59	1.87

NET ASSET VALUE, END OF PERIOD	$13.88		$15.41		$16.35	$14.46	$11.87

TOTAL RETURN	(9.93%	)(d)	(0.71%)		13.99%	22.79%	21.40	%(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$38,676		$46,285		$31,657	$18,245	$1,410

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.50	%(e)	1.57%		1.86%	3.85%	21.70	%(e)
Operating expenses including waiver/reimbursement	1.10	%(e)	1.10%		1.10%	1.10%	1.10	%(e)
Net investment loss including waiver/reimbursement	(0.89	)%(e)	(0.94)%		(1.02)%	(1.00)%	(0.99	)%(e)

PORTFOLIO TURNOVER RATE	38	%(d)	95%		81%	73%	144	%(d)

(a)	Calculated using average shares throughout the period.
(b)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to the share transactions for the period.

(c)	Less than $0.005 per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	15

Financial Highlights

Cortina Small Cap Value Fund – Institutional	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$18.52		$18.67	$15.62	$12.54	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.02		(0.02)	(0.01)	0.01	(0.03)
Net realized and unrealized gain/(loss) on investments	(1.91)		0.24	3.30	3.68	3.14
Total from Investment Operations	(1.89)		0.22	3.29	3.69	3.11

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		–	(0.01)	(0.07)	–
From net realized gains on investments	–		(0.37)	(0.23)	(0.54)	(0.57)
Total Dividends and Distributions to Shareholders	–		(0.37)	(0.24)	(0.61)	(0.57)

Paid-in Capital from Redemption Fees	0.00	(b)	0.00 (b)	–	–	0.00	(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.89)		(0.15)	3.05	3.08	2.54

NET ASSET VALUE, END OF PERIOD	$16.63		$18.52	$18.67	$15.62	$12.54

TOTAL RETURN	(10.21%	)(c)	1.21%	21.14%	30.41%	31.99	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$72,158		$51,254	$34,842	$4,344	$1,942

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.46	%(d)	1.63%	1.92%	5.55%	22.37	%(d)
Operating expenses including waiver/reimbursement	1.10	%(d)	1.10%	1.10%	1.10%	1.10	%(d)
Net investment income/(loss) including waiver/reimbursement	0.22	%(d)	(0.13)%	(0.09)%	0.10%	(0.32	)%(d)

PORTFOLIO TURNOVER RATE	47	%(c)	102%	78%	81%	146%

(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

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Financial Highlights

Cortina Small Cap Value Fund – Investor	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015	For the Period April 30, 2014 (Inception) to June 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$18.47		$18.67	$18.15
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)		(0.06)	(0.01)
Net realized and unrealized gain/(loss) on investments	(1.90)		0.23	0.53
Total from Investment Operations	(1.91)		0.17	0.52

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments	–		(0.37)	–
Total Dividends and Distributions to Shareholders	–		(0.37)	–

Paid-in Capital from Redemption Fees	–		–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.91)		(0.20)	0.52

NET ASSET VALUE, END OF PERIOD	$16.56		$18.47	$18.67

TOTAL RETURN	(10.34%	)(b)	0.94%	2.87	%(b)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$328		$360	$103

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.71	%(c)	1.86%	2.14	%(c)
Operating expenses including waiver/reimbursement	1.35	%(c)	1.35%	1.35	%(c)
Net investment loss including waiver/reimbursement	(0.09	)%(c)	(0.35)%	(0.20	)%(c)

PORTFOLIO TURNOVER RATE	47	%(b)	102%	78	%(d)

(a)	Calculated using average shares throughout the period.
(b)	Not Annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated at the Fund level and represents the year ended June 30, 2014.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	17

Notes to Financial Statements

December 31, 2015 (Unaudited)

1. ORGANIZATION

Cortina Funds, Inc. (the “Corporation”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation was organized on April 27, 2004 as a Wisconsin corporation. The Corporation currently offers shares of common stock (“shares”) of the Cortina Small Cap Growth Fund and the Cortina Small Cap Value Fund (each a “Fund” and collectively, the “Funds”).

The Cortina Small Cap Growth Fund, which commenced operations with the sale of Institutional Class Shares on September 30, 2011, is a diversified portfolio with an investment objective to seek growth of capital.  The Cortina Small Cap Value Fund, which commenced operations with the sale of Institutional Class Shares on September 30, 2011 and the sale of Investor Class Shares on April 30, 2014, is a diversified portfolio with an investment objective to seek long-term capital appreciation.

Shares of each Fund are designated as Institutional Shares or Investor Shares with an indefinite number of shares authorized at $0.01 par value. The Articles  of Incorporation, as amended and restated, permit the Corporation’s Board of Directors (the “Board”) to create additional funds and share classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are considered investment companies for financial reporting purposes under GAAP.

Use of Estimates — The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — Investment securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Funds’ Board. Securities with maturities of sixty (60) days or less are valued at amortized cost as Level 1 or 2 within the hierarchy. Money market funds, representing short-term investments, are valued at their daily net asset value.

Investment Transactions — Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income — Interest income is accrued and recorded on a daily basis including amortization of premiums, accretions of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Fair Value Measurements — A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	—	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2	—
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

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Notes to Financial Statements

December 31, 2015 (Unaudited)

Level 3	—
Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ investments as of December 31, 2015:

Cortina Small Cap Growth Fund

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$37,284,713	$–	$–	$37,284,713
Short Term Investment	1,081,360	–	–	1,081,360
Total	$38,366,073	$–	$–	$38,366,073

Cortina Small Cap Value Fund

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$70,386,182	$–	$–	$70,386,182
Short Term Investment	3,894,901	–	–	3,894,901
Total	$74,281,083	$–	$–	$74,281,083

*	See Schedule of Investments for sector classification.

For the six months ended December 31, 2015, there have been no significant changes to the Funds’ fair value methodologies. Additionally, there were no transfers into or out of Levels 1 and 2 during the six months ended December 31, 2015. It is the Funds’ policy to recognize transfers at the end of the reporting period.

For the six months ended December 31, 2015, the Funds did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Affiliated Companies — An affiliated company is a company that can have direct or indirect common ownership. The Funds did not hold any investments in affiliated companies as of and during the six months ended December 31, 2015.

Expenses — The Funds bear expenses incurred specifically on each Fund’s respective behalf as well as a portion of general Corporation expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Expenses that are specific to a class of shares of the Funds are charged directly to the share class. The Funds’ realized and unrealized gains and losses, net investment income, and expenses other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Fees on Redemptions — The Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds.

Semi-Annual Report | December 31, 2015	19

Notes to Financial Statements

December 31, 2015 (Unaudited)

Federal Income Taxes — As of and during the six months ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. The Funds intend to distribute to shareholders all taxable investment income and realized gains, and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

3. ADVISORY FEES, FUND ACCOUNTING, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Investment Advisor
Cortina Asset Management, LLC, is the Funds’ investment adviser (the “Adviser”). The Adviser is subject to the general supervision of the Board and is responsible for the overall management of the Funds’ business affairs. The Adviser invests the assets of the Funds based on the Funds’ investment objectives and policies. The Adviser is entitled to an investment advisory fee, computed daily and payable monthly, of 1.00% of the average daily net assets for each Fund.

The Adviser has contractually agreed to waive fees with respect to each of the Funds so that the net annual operating expenses (excluding 12b-1 fee, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) of the Funds’ shares will not exceed 1.10% of average daily net assets of each Fund. The Adviser may request a reimbursement from the Funds to recapture any reduced management fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Funds’ total annual fund operating expenses including offering costs, plus any requested reimbursement amount, are less than the above limit at the time of the request. Any such reimbursement is subject to review by the Board.

As of December 31, 2015, reimbursements (including offering costs) that may potentially be made by the Fund to the Adviser total $684,091 for the Cortina Small Cap Growth Fund and $556,820 for the Cortina Small Cap Value Fund and expire as follows:

Cortina Small Cap Growth Fund
June 30, 2016	$268,118
June 30, 2017	217,565
June 30, 2018	198,408
$684,091
Cortina Small Cap Value Fund
June 30, 2016	$140,394
June 30, 2017	194,315
June 30, 2018	222,111
$556,820

Fund Accounting Fees and Expenses
ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) provides administrative, fund accounting and other services to the Funds for a monthly administration fee based on the Funds’ average daily net assets.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent
ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (the “Transfer Agent”).

Compliance Services
ALPS provides services that assist the Corporation’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Corporation in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement.

Distributor
The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc (“the Distributor”) to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Distribution Plan
The Small Cap Value Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act. The Distribution Plan provides that the Small Cap Value Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Small Cap Value Fund’s shares. Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Investor Shares of the Small Cap Value Fund and for services provided to shareholders.

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Notes to Financial Statements

December 31, 2015 (Unaudited)

The Small Cap Value Fund charges 12b-1 fees for Investor Shares. Pursuant to the Distribution Plan, the Small Cap Value Fund may annually pay the Distributor up to 0.25% of the average daily net assets of the Small Cap Value Fund’s Investor Shares. The expenses of the Distribution Plan are reflected in the Statements of Operations.

Certain Directors and Officers of the Funds are also officers of the Adviser.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the six months ended December 31, 2015. Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:

Fund Name	Purchases	Sales
Cortina Small Cap Growth Fund	$15,456,875	$19,274,033
Cortina Small Cap Value Fund	54,775,414	27,152,504

There were no purchases of long-term U.S. Government Obligations for either Fund during the period ended December 31, 2015.

5. TAX BASIS INFORMATION

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.

The tax character of distributions paid during the year ended June 30, 2015, were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Cortina Small Cap Growth Fund	$218,066	$1,615,118
Cortina Small Cap Value Fund	–	822,071

As of December 31, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments for Income Tax Purposes	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
Cortina Small Cap Growth Fund	$36,281,067	$5,950,610	$(3,865,604)	$2,085,006
Cortina Small Cap Value Fund	74,000,684	4,950,163	(4,669,764)	280,399

The difference between book basis and tax basis net unrealized appreciation is attributable to the deferral of losses from wash sales and passive foreign investment companies.

6. COMMITMENTS AND CONTINGENCIES

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Corporation entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect risk of loss to be remote.

Semi-Annual Report | December 31, 2015	21

Additional Information

December 31, 2015 (Unaudited)
1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-612-3936, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent fiscal year end June 30, 2015 is available without charge upon request by calling toll-free 1-855-612-3936, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Corporation files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-855-612-3936. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Material must be accompanied or preceded by the prospectus.

The Cortina Funds are distributed by ALPS Distributors, Inc.

Item 2.  Code of Ethics.

Not applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.  Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10.  Submission of Matters to Vote of Security Holders.

Not applicable.
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Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cortina Funds, Inc.

By:	/s/ Ryan T. Davies
Ryan T. Davies, President
(Principal Executive Officer)

Date:	March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric Conner
Eric Conner, Treasurer and Principal Accounting Officer
(Principal Financial Officer)

Date:	March 4, 2016

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